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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-04889

Tekla Healthcare Investors
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

100 Federal Street, 19th Floor, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2014 to September 30, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA HEALTHCARE INVESTORS
(FORMERLY H&Q HEALTHCARE INVESTORS)

Annual Report

  2  0  1  5

TEKLA HEALTHCARE INVESTORS

DISTRIBUTION POLICY

The Fund has implemented a managed distribution policy (the Policy) that provides for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. With each distribution, the Fund will issue a notice to shareholders and a press release that will provide detailed information regarding the amount and estimated composition of the distribution. You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

To our Shareholders:

On September 30, 2015, the net asset value (NAV) per share of the Fund was $29.61. During the twelve month period ended September 30, 2015, total return at NAV of the Fund was 8.76%, with distributions reinvested. The total investment return at market with distributions reinvested was 4.94% during the same period. Thus, the Fund NAV and market return fell short of the NASDAQ Biotech Index (NBI) return for the twelve month period. However, the Fund NAV and the market returns outperformed the S&P 500 Index for the same twelve month period. In addition, the Fund's NAV returns exceeded the NASDAQ Biotech Index during the six month period ending September 30, 2015 but the market return fell short. The S&P 500 Index returns during the six months period were higher than the Fund's NAV and market returns. Comparisons to the relevant indices are listed below.

Investment Returns	Six Months Ended 9/30/15	Twelve Months Ended 9/30/15
At Market	-17.51%	4.94%
At Net Asset Value	-9.03%	8.76%
NASDAQ Biotech Index	-11.75%	11.14%
S&P 500 Index	-6.18%	-0.62%

Investment Highlights

The NBI has generally demonstrated more volatility in the twelve month period ended September 30, 2015 (the report period) than it had in recent years. While the NBI was among the best performing sectors for the approximately seven years, rising more than fourfold (+346%) between the end of 2008 to the end of this report period, the broader S&P 500 Index rose approximately 145% in the same period. So, considering the last seven years as a whole, as the NBI significantly outperformed the broad market, we are satisfied with the overall performance of the healthcare sector and the Fund. See the following chart for a comparison.

However, starting on July 20, 2015 when the NBI reached an all-time high, through September, the NBI decreased approximately 24% while the S&P 500 Index decreased approximately 9%.

It is our impression that the recent healthcare/biotech pullback was the result of multiple factors. Even given the strong relative and absolute growth rates we see in the sector, there appeared to be a broadly felt notion that valuations were getting stretched, particularly for a few highflying outlier companies. In recent quarters we have seen analysts suggesting valuation as the basis for concerns about a potential reversal, healthy or otherwise.

We think valuation, especially for a few highly publicized companies, may have played a part in the recent NBI reversal but was likely not the only key factor in the drop. In the last few months, in our view, several questions, ultimately linked to drug pricing, have had an impact on healthcare sector sentiment. First, in mid-summer, a small specialty pharmaceutical company was noted to have acquired an old, niche product from another company and quickly increased the price of this product more than 50 fold. This action produced considerable negative publicity. Since this disclosure, the topic has become politicized. At least one presidential candidate has elected to emphasize drug pricing in her campaign, weakening sentiment toward the sector and, at least in our view, ultimately exacerbating the pullback described above.

In addition, as the report period was closing (and beyond), another specialty pharmaceutical company was alleged to have, at the least, used questionable practices in the pricing and marketing of a number of its products. This situation is still being investigated. In aggregate, it is fair to say that a concern about pricing power in the healthcare sector has heightened volatility and downward pressure, particularly in the specialty pharmaceutical subsector and even more particularly in situations where pricing may not reflect value to patients.

We believe that current concerns about pricing power in the healthcare and biotech industries are overblown. It is our observation that the vast majority of companies, particularly many of the innovative companies we prefer, price their new and novel products based on the value they bring to patients. There are certainly companies that try to price products in order to seek what one presidential candidate calls "excess" profits (whatever that means), but we believe most companies try to price their products fairly. Beyond this, we note that there are legislative controls in place in the US to limit executive branch over-reactions. At the moment, the government is limited in its ability to "control" drug pricing. Given the current and expected government makeup, we don't see this situation changing soon. Bottom line, we think the industry's ability to price drugs that reflect their value to patients will remain a positive for the sector for some time.

More generally there are always factors that make us more bearish and others that make us more bullish. At the moment, our biggest concern is how the IPO and follow on market has been behaving. This market has been growing explosively for the last 2-3 years though it may well now be cooling at least for the moment. In the last couple of years there have been more than 225 priced IPOs raising more than $25 billion in our sector. Moreover, in the same timeframe, there have been more than 850 priced follow-ons (including primary, secondary, and reg-direct offerings) follow-on financings raising greater than $100 billion. There have been three main consequences. First and foremost, an entirely new generation of novel public companies has been created which is now fully funded. It is our belief that this funding phenomenon has armed a generation of companies that will both improve the quality of life for millions of people and also be the basis for another wave of sales and earnings growth in our sector. This should ultimately extend and expand the positive sentiment that our sector has earned and received.

Second, and less appreciated, successful listing of these companies has re-energized venture funding in the healthcare sector. Prior to the last couple of years, it is our impression that limited partnership (LP) funding interest in healthcare had waned. As a consequence we observed less venture capital funding available and fewer well-funded venture backed companies than there might otherwise have been. We expect that the successful recent investment exits of at least a few venture funds will catalyze additional LP interest in the biotech space. In time, this should facilitate the next round of IPO investment by public investors.

Third, we note quite a bit of clinical and other data that is being generated by the new IPO companies. In general these companies have been managed by more experienced individuals and have often gone public at a later stage than previous IPO generations. While there have been some "story" stocks (i.e., great ideas without much clinical validation), a significant portion of recent IPOs have been relatively later stage than we recall in the 1999-2000 timeframe. Some current IPO companies have already initiated clinical trials that could lead to relatively near term regulatory approvals. We expect that such companies will create value more quickly than the famed 1999-2000 generation of IPOs. We anticipate that this will materially reduce the time from concept to profit that hampered value creation after the last great wave of IPOs.

In addition to these impressions, after the recent pullback, many healthcare and biotech companies are now at lower valuations. We note that after the September 2015 pullback described above, valuations have dropped markedly. Mark Schoenebaum of Evercore ISI , a well-known sell side analyst, has noted that the price/earnings ratio of the four biggest biotech companies (Gilead Sciences Inc., Amgen Inc., Celgene Corporation and Biogen Inc. which he and others use as a proxy for the sector) was lower on an equal weighted basis than the S&P 500 Index. Mr. Schoenebaum asserts that the P/E for this group has only been below that of the broader index three other times in the last 10 years.

Furthermore, Bloomberg calculates that the consensus long term growth rate of these four companies is 14.73% compared to a consensus of 10.1% for the S&P 500 Index. Given these numbers, growth adjusted earnings (i.e., P/E divided by growth rate or PEG) for the 4 largest biotech companies is at an attractive level relative to its own history and to that of the S&P 500 Index. It is our experience that PEG ratios are among the best indicators of value.

There can be no certainty about the future and there can be plenty of things that go awry, but to us this picture suggests that the healthcare sector in general and the biotech sector in particular still provides an interesting investment opportunity.

Portfolio Highlights

During the report period HQH held positions in more than seventy companies. Healthcare related products and services were the principal business of essentially all of the investments, as determined by Tekla. In the report period, investments in Heron Therapeutics, Inc., Allergan plc, Incyte Corporation, Celladon Corporation and Aetna, Inc. were among those Fund positions which most benefitted performance relative to the

NBI Index. Positions in Mylan NV and Ilumina, Inc. detracted from relative performance. In addition, not owning Pharmacyclics, Inc., Syngeva BioPharma Corp and Anacor Pharmaceuticals, Inc. also detracted from performance.

We note that HQH continues to use the NBI as its narrow benchmark and the S&P 500 Index as its broad benchmark. We are required to adopt such benchmarks. However, HQH is quite unique with its near singular focus on healthcare but broader (than the NBI) focus on many healthcare subsectors and its intent to invest a substantive portion of its assets in pre-public venture companies. And while HQH does seek to invest a significant portion of its public portfolio assets (often in the general range of 50% in biotech related entities), for volatility and other reasons, it does not seek to invest the vast majority of its assets in biotechnology. By contrast standard GICS analysis determines that more than 80% of NBI components are considered biotech related. Our own analysis suggests that substantively more than 80% of the NBI would or should be considered biotech related. At times the substantive difference between the portfolio goals of HQH and the composition of the NBI complicate the analysis of Fund performance while at other times it does not. Similarly, with respect to the broad S&P 500 Index, relative performance of the healthcare sector may also complicate analysis of Fund performance. In the interest of clarity at some notable moments, we may elect to provide you with color that may be helpful in your analysis.

Investment Changes

During the twelve month period ended September 30, 2015, within the public portfolio, the Fund established positions in several companies including ACADIA Pharmaceuticals Inc., Agilent Technologies, Inc., Allscripts Healthcare Solutions, Inc., Alnylam Pharmaceuticals, Inc., Auris Medical Holdings AG, Eli Lilly & Co, Paratek Pharmaceuticals, Inc., The Medicines Company, Ultragenyx Pharmaceutical Inc. and United Therapeutics Corporation. During the same twelve month period, the Fund exited positions in Actavis plc, Catamaran Corporation, Cubist Pharmaceuticals, Inc., Infinity Pharmaceuticals, Inc., Ironwood Pharmaceuticals, Inc., Jazz Pharmaceuticals plc, Molina Healthcare, Inc., Perrigo Company plc, Sangamo BioSciences, Inc. and Shire plc.

During the same twelve month period, within the venture portfolio, the Fund made initial investments in Afferent Pharmaceuticals, Inc., Merus B.V., Ovid Therapeutics, Inc. and follow-on investments in IlluminOss Medical, Inc. and Insightra Medical, Inc. During the report period CytomX Therapeutics, Inc. completed an IPO.

As always, if you have questions, please feel free to call us at (617) 772-8500.

Daniel R. Omstead, PhD
President

TEKLA HEALTHCARE INVESTORS

LARGEST HOLDINGS BY ISSUER

(Excludes Short-Term Investments)

As of September 30, 2015

Issuer - Sector	% of Net Assets
Gilead Sciences, Inc. Biotechnologies/Biopharmaceuticals	8.9%
Celgene Corporation Biotechnologies/Biopharmaceuticals	8.3%
Incyte Corporation Drug Discovery Technologies	5.1%
Biogen Inc. Biotechnologies/Biopharmaceuticals	5.0%
Alexion Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	4.9%
Regeneron Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	4.6%
Vertex Pharmaceuticals Incorporated Biotechnologies/Biopharmaceuticals	4.5%
Allergan plc Generic Pharmaceuticals	4.2%
BioMarin Pharmaceutical, Inc. Biotechnologies/Biopharmaceuticals	3.9%
Mylan NV Generic Pharmaceuticals	3.3%

SECTOR DIVERSIFICATION (% of Net Assets)

As of September 30, 2015

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

SHARES	CONVERTIBLE PREFERRED AND WARRANTS (Restricted) (a) (b) - 4.6%	VALUE
	Biotechnologies/Biopharmaceuticals - 1.8%
1,426,649	Afferent Pharmaceuticals, Inc. Series C	$3,499,998
18,875,301	CytomX Therapeutics, Inc. Series D	2,800,000
3,696,765	EBI Life Sciences, Inc. Series A (c)	18,854
4,118,954	Euthymics Biosciences, Inc. Series A (c)	1,582,914
350,754	Merus B.V. Class C (d)	2,610,270
77,632	Neurovance, Inc. Series A (c)	424,647
965,354	Neurovance, Inc. Series A-1 (c)	5,280,485
561,798	Ovid Therapeutics Inc. Series B	3,500,002
		19,717,170
	Medical Devices and Diagnostics - 2.8%
3,364,723	AlterG, Inc. Series C	1,379,536
114,158	CardioKinetix, Inc. Series C (c)	1,606,089
205,167	CardioKinetix, Inc. Series D (c)	781,071
632,211	CardioKinetix, Inc. Series E (c)	1,799,905
580,225	CardioKinetix, Inc. Series F (c)	1,982,281
N/A (e)	CardioKinetix, Inc. warrants (expiration 12/11/19) (c)	0
N/A (e)	CardioKinetix, Inc. warrants (expiration 6/03/20) (c)	0
12,695	CardioKinetix, Inc. warrants (expiration 8/15/24) (c)	0
3,109,861	Dynex Technologies, Inc. Series A	1,554,931
142,210	Dynex Technologies, Inc. warrants (expiration 4/01/19)	0
11,335	Dynex Technologies, Inc. warrants (expiration 5/06/19)	0
8,998,436	IlluminOss Medical, Inc. Series C-1 (c)	3,593,974
11,410,347	Insightra Medical, Inc. Series C (c)	4,830,000
8,661,370	Insightra Medical, Inc. Series C-2 (c)	3,666,358
815,025	Insightra Medical, Inc. warrants (expiration 3/31/25) (c)	0
4,482,636	Insightra Medical, Inc. warrants (expiration 5/28/25) (c)	0
3,260,100	Insightra Medical, Inc. warrants (expiration 8/18/25) (c)	0
3,669,024	Labcyte, Inc. Series C	2,615,647
160,767	Labcyte, Inc. Series D	133,372
3,109,861	Magellan Diagnostics, Inc. Series A	2,397,703
142,210	Magellan Diagnostics, Inc. warrants (expiration 4/01/19)	0
11,335	Magellan Diagnostics, Inc. warrants (expiration 5/06/19)	0

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

(continued)

SHARES	Medical Devices and Diagnostics - continued	VALUE
13,823,805	Palyon Medical Corporation Series A (c)	$2,944
27,100,879	Palyon Medical Corporation Series B (c)	1,897
N/A (e)	Palyon Medical Corporation warrants (expiration 4/26/19) (c)	0
4,720,000	Tibion Corporation Series B	0
N/A (e)	Tibion Corporation warrants (expiration 7/12/17)	0
N/A (e)	Tibion Corporation warrants (expiration 10/30/17)	0
N/A (e)	Tibion Corporation warrants (expiration 11/28/17)	0
3,750,143	Veniti, Inc. Series A (c)	2,271,462
1,881,048	Veniti, Inc. Series B (c)	1,205,187
1,031,378	Veniti, Inc. Series C (c)	826,031
		30,648,388
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS (Cost $57,165,151)	50,365,558
PRINCIPAL AMOUNT	CONVERTIBLE AND NON-CONVERTIBLE NOTES - 0.4% Convertible Notes - 0.4%
	Medical Devices and Diagnostics - 0.0%
$37,421	Palyon Medical Corporation Promissory Note, 8.00% due 12/15/15 (Restricted) (a) (c)	37
16,145	Palyon Medical Corporation Promissory Note, 8.00% due 12/29/15 (Restricted) (a) (c)	16
53,818	Palyon Medical Corporation Promissory Note, 8.00% due 5/15/16 (Restricted) (a) (c)	54
43,658	Palyon Medical Corporation Promissory Note, 8.00% due 7/15/16 (Restricted) (a) (c)	44
		151
	Pharmaceuticals - 0.4%
3,500,000	Spectrum Pharmaceuticals, Inc., 2.75% due 12/15/18 (b) (g)	3,117,188
3,150,000	TetraLogic Pharmaceuticals Corporation, 8.00% due 6/15/19 (b) (g)	1,651,781
		4,768,969
	TOTAL CONVERTIBLE NOTES	4,769,120

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

(continued)

PRINCIPAL AMOUNT	Non-Convertible Notes (Restricted) (a) (b) - 0.0%	VALUE
	Medical Devices and Diagnostics - 0.0%
$342,899	Tibion Corporation Non-Cvt. Promissory Note, 0.00%, due 12/31/18	$0
40,596	Tibion Corporation Non-Cvt. Promissory Note, 0.00%, due 12/31/18	0
	TOTAL NON-CONVERTIBLE NOTES	0
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE NOTES (Cost $7,276,494)	4,769,120
SHARES	COMMON STOCKS AND WARRANTS - 89.1%
	Biotechnologies/Biopharmaceuticals - 50.8%
345,400	ACADIA Pharmaceuticals Inc. (b)	11,422,378
348,916	Alexion Pharmaceuticals, Inc. (b)	54,566,973
426,717	Alkermes plc (b)	25,035,486
165,885	Alnylam Pharmaceuticals, Inc. (b)	13,330,519
122,083	Amgen Inc.	16,886,521
187,390	Biogen Inc. (b)	54,682,276
406,545	BioMarin Pharmaceutical Inc. (b)	42,817,319
842,970	Celgene Corporation (b)	91,184,065
10,996	Celladon Corporation warrants (Restricted, expiration 10/10/18) (a) (b)	4,838
35,000	Cidara Therapeutics, Inc. (b)	445,200
162,820	Flex Pharma, Inc. (b)	1,955,468
14,000	Galapagos NV (b)	569,940
997,392	Gilead Sciences, Inc.	97,933,921
105,000	Intra-Cellular Therapies, Inc. (b)	4,204,200
218,874	Neurocrine Biosciences, Inc. (b)	8,708,997
483,700	Paratek Pharmaceuticals, Inc. (b)	9,190,300
1,770,168	Pieris Pharmaceuticals, Inc. (b)	3,239,407
109,644	Regeneron Pharmaceuticals, Inc. (b)	50,999,810
103,558	Tetraphase Pharmaceuticals Inc. (b)	772,543
220,400	The Medicines Company (b)	8,366,384
61,880	Ultragenyx Pharmaceutical Inc. (b)	5,959,663
62,800	United Therapeutics Corporation (b)	8,241,872
296,713	Verastem, Inc. (b)	531,116
474,879	Vertex Pharmaceuticals Incorporated (b)	49,453,899
		560,503,095

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

(continued)

SHARES	Drug Delivery - 0.8%	VALUE
219,000	Heron Therapeutics, Inc. (b)	$5,343,600
230,000	Heron Therapeutics, Inc. warrants (Restricted, expiration 7/01/16) (a) (b)	3,277,500
460,200	IntelliPharmaceutics International Inc. warrants (Restricted, expiration 2/01/16) (a) (b)	32,214
		8,653,314
	Drug Discovery Technologies - 5.1%
508,323	Incyte Corporation (b)	56,083,277
	Generic Pharmaceuticals - 13.3%
594,432	Akorn, Inc. (b)	16,944,284
171,201	Allergan plc (b)	46,534,144
245,214	Impax Laboratories, Inc. (b)	8,633,985
916,393	Mylan NV (b)	36,893,982
286,650	Sagent Pharmaceuticals, Inc. (b)	4,394,344
598,158	Teva Pharmaceutical Industries Ltd. (f)	33,772,001
		147,172,740
	Healthcare Services - 6.5%
247,541	Aetna, Inc.	27,083,461
891,470	Allscripts Healthcare Solutions, Inc. (b)	11,054,228
120,000	Centene Corporation (b)	6,507,600
222,222	InnovaCare Health, Inc. (Restricted) (a) (g)	471,110
67,862	McKesson Corporation	12,556,506
212,541	Molina Healthcare, Inc. (b)	14,633,448
		72,306,353
	Medical Devices and Diagnostics - 7.4%
331,850	Agilent Technologies, Inc.	11,392,410
286,540	Alere, Inc. (b)	13,796,901
1,155,000	Alliqua BioMedical, Inc. (b)	3,661,350
160,000	Cercacor Laboratories, Inc. (Restricted) (a) (b)	145,232
77,194	IDEXX Laboratories, Inc. (b)	5,731,655
200,009	Illumina, Inc. (b)	35,165,582
362,047	Natera, Inc. (b)	3,928,210
60,645	Thermo Fisher Scientific Inc.	7,415,671
214,686	TherOx, Inc. (Restricted) (a) (b)	215
		81,237,226
	Pharmaceuticals - 5.2%
1,473,684	Auris Medical Holding AG (b)	5,246,315
202,600	Bristol-Myers Squibb Co.	11,993,920
85,667	Eli Lilly & Co	7,169,471
147,000	Endo International PLC (b)	10,184,160
289,660	Foamix Pharmaceuticals Ltd. (b)	2,123,208

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

(continued)

SHARES	Pharmaceuticals - continued	VALUE
673,204	Pfizer, Inc.	$21,145,338
		57,862,412
	TOTAL COMMON STOCKS AND WARRANTS (Cost $638,151,401)	983,818,417
	EXCHANGE TRADED FUND - 1.6%
57,670	iShares Nasdaq Biotechnology ETF	17,493,041
	TOTAL EXCHANGE TRADED FUND (Cost $11,259,769)	17,493,041
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 5.3%
$59,065,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $59,065,000, 0.01%, dated 09/30/15, due 10/01/15 (collateralized by U.S. Treasury N/B 1.375%, due 02/29/20, market value $60,250,094)	59,065,000
	TOTAL SHORT-TERM INVESTMENT (Cost $59,065,000)	59,065,000
	TOTAL INVESTMENTS BEFORE MILESTONE INTEREST - 101.0% (Cost $772,917,815)	1,115,511,136
INTEREST	MILESTONE INTEREST (Restricted) (a) (b) - 0.0%
	Biotechnologies/Biopharmaceuticals - 0.0%
1	Targegen Milestone Interest	0
	TOTAL MILESTONE INTEREST (Cost $4,194,994)	0
	TOTAL INVESTMENTS - 101.0% (Cost $777,112,809)	1,115,511,136
	OTHER LIABILITIES IN EXCESS OF ASSETS - (1.0)%	(11,153,814)
	NET ASSETS - 100%	$1,104,357,322

(a)  Security fair valued. See Investment Valuation and Fair Value Measurements.

(b)  Non-income producing security.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

(continued)

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $29,874,250).

(d)  Foreign security.

(e)  Number of warrants to be determined at a future date.

(f)  American Depository Receipt

(g)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2015

ASSETS:
Investments in unaffiliated issuers, at value (cost $735,119,078)	$1,085,636,886
Investments in affiliated issuers, at value (cost $37,798,737)	29,874,250
Milestone interest, at value (cost $4,194,994)	0
Total investments	1,115,511,136
Cash	209,547
Dividends and interest receivable	247,854
Receivable for investments sold	1,660,944
Prepaid expenses	50,554
Other assets (see Note 1)	380,021
Total assets	1,118,060,056
LIABILITIES:
Payable for investments purchased	12,232,286
Accrued advisory fee	961,689
Accrued shareholder reporting fees	46,045
Accrued trustee fees	34,270
Accrued other	428,444
Total liabilities	13,702,734
Commitments and Contingencies (see Note 1 and 5)
NET ASSETS	$1,104,357,322
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 37,297,947 shares issued and outstanding	$670,986,331
Accumulated net realized gain on investments, milestone interest and foreign currencies	94,972,664
Net unrealized gain on investments and milestone interest	338,398,327
Total net assets (equivalent to $29.61 per share based on 37,297,947 shares outstanding)	$1,104,357,322

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2015

INVESTMENT INCOME:
Dividend income (net of foreign tax of $101,349)	$3,963,657
Interest and other income	367,901
Total investment income	4,331,558
EXPENSES:
Advisory fees	11,047,084
Administration and auditing fees	352,305
Legal fees	319,333
Custodian fees	183,323
Shareholder reporting	178,991
Trustees' fees and expenses	155,549
Transfer agent fees	61,912
Other (see Note 2)	253,350
Total expenses	12,551,847
Less: Management fee waiver (see Note 2)	(369,495)
Net expenses	12,182,352
Net investment loss	(7,850,794)
REALIZED AND UNREALIZED GAIN (LOSS):
Increase from payments by affiliate for loss realized on the disposal of investments in violation of restrictions	577,009
Net realized gain (loss) on:
Investments in unaffiliated issuers	154,382,006
Investments in affiliated issuers	9,536,297
Foreign currency transactions	5,874
Net realized gain	164,501,186
Change in unrealized appreciation (depreciation)
Investments in unaffiliated issuers	(49,552,989)
Investments in affiliated issuers	(10,932,034)
Change in unrealized appreciation (depreciation)	(60,485,023)
Net realized and unrealized gain (loss)	104,016,163
Net increase in net assets resulting from operations	$96,165,369

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended September 30, 2015	Year ended September 30, 2014
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($7,850,794)	($7,157,179)
Net realized gain	164,501,186	92,343,953
Change in net unrealized appreciation (depreciation)	(60,485,023)	136,830,058
Net increase in net assets resulting from operations	96,165,369	222,016,832
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	(94,874,666)	(63,835,631)
Total distributions	(94,874,666)	(63,835,631)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions (1,480,798 and 1,203,029 shares, respectively)	49,869,683	32,613,567
Net proceeds of shares issued in connection with the Fund's rights offering (0 and 6,899,838 shares, respectively)	—	172,297,485
Total capital share transactions	49,869,683	204,911,052
Net increase in net assets	51,160,386	363,092,253
NET ASSETS:
Beginning of year	1,053,196,936	690,104,683
End of year	1,104,357,322	1,053,196,936
Accumulated net investment loss included in net assets at end of year	$0 (a)	$0 (a)

(a)  Reflects reclassifications to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

FINANCIAL HIGHLIGHTS

	For the years ended September 30,
	2015		2014		2013	2012		2011
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, Beginning of year	$29.40		$24.90		$19.20	$14.46		$14.47
Net investment loss (1)	(0.22)		(0.24)		(0.20)	(0.05	)(2)	(0.16	)(3)
Net realized and unrealized gain	3.04		7.66		7.51	6.07		1.40
Total increase (decrease) from investment operations	2.82		7.42		7.31	6.02		1.24
Distributions to shareholders from:
Net realized capital gains	(2.61)		(2.13)		(1.61)	(1.32)		(1.26)
Total distributions	(2.61)		(2.13)		(1.61)	(1.32)		(1.26)
Increase resulting from shares repurchased	—		—		—	0.04		0.01
Change due to rights offering	—		(0.79	)(4)	—	—		—
Short term gain due to trading error	0.00	(5)	—		—	—		—
Net asset value per share, end of year	$29.61		$29.40		$24.90	$19.20		$14.46
Per share market value, end of year	$27.60		$28.40		$23.97	$18.36		$13.15
Total investment return at market value	4.94%		28.08%		41.12%	51.43%		18.90%
Total investment return at net asset value	8.76	%(6)	27.64%		40.18%	44.01%		9.15%
RATIOS
Expenses to average net assets	1.03%		1.15%		1.26%	1.42%		1.47%
Expenses to average net assets with waiver	1.00%		1.13%		—	—		—
Net investment loss to average net assets	(0.65%)		(0.87%)		(0.92%)	(0.28	%)(2)	(1.00	%)(3)
SUPPLEMENTAL DATA
Net assets at end of year (in millions)	$1,104		$1,053		$690	$510		$379
Portfolio turnover rate	37.43%		28.96%		35.41%	86.28%		93.75%

(1)  Computed using average shares outstanding.

(2)  Includes special dividends from four issuers in the aggregate amount of $0.13 per share. Excluding the special dividends, the ratio of net investment loss to average net assets would have been (1.05%).

(3)  Includes a special dividend from an issuer in the amount of $0.02 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.11%).

(4)  See Note 1. These rights offering shares were issued at a subscription price of $25.037 which was less than the Fund's net asset value per share of $29.01 on June 27, 2014 thus creating a dilution effect on the net asset value per share.

(5)  Rounds to less than $0.005 per share

(6)  Total return includes payment by the Adviser. Excluding this payment, total return would have been 8.68% at net asset value.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(1)  Organization and Significant Accounting Policies

Tekla Healthcare Investors (the Fund) is a Massachusetts business trust formed on October 31, 1986, and registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund commenced operations on April 22, 1987. The Fund's investment objective is long-term capital appreciation through investment in U.S. and foreign companies in the healthcare industry. The Fund invests primarily in securities of public and private companies that are believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. The Fund may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers that are traded primarily in foreign markets. Effective October 15, 2014, the name of the Fund changed from H&Q Healthcare Investors to Tekla Healthcare Investors.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after September 30, 2015, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the "Trustees") has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or whose quoted price may otherwise not reflect fair value, are valued in good faith by the Adviser using a fair value process pursuant to policies and procedures approved by the Trustees described below. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests, other restricted securities, as well as shares of publicly traded companies for which market quotations are not available or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees. The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, or to enhance potential gain, or to gain or hedge exposure to financial market risk.

The Fund's obligation under an exchange traded written option or investment in an exchange-traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

Milestone Interest

The Fund holds a financial instrument which reflects the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestone will not be achieved and no payment will be received by the Fund. The milestone interest was received as part of the proceeds from the sale of one private company. Any payments received are treated as a reduction of the cost basis of the milestone interest with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the TargeGen Milestone Interest provide for payments at various stages of the development of TargeGen's principal product candidate as of the date of the sale.

The following is a summary of the impact of the milestone interest on the financial statements as of and for the year ended September 30, 2015:

Statement of Assets and Liabilities, Milestone interest, at value	$0
Statement of Assets and Liabilities, Net unrealized loss on investments and milestone interest	($4,194,994)
Statement of Operations, Change in unrealized appreciation (depreciation) on milestone interest	$0

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in four private companies.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended September 30, 2015 totaled $430,645,496 and $468,991,823, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distribution considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The Trustees initially adopted a distribution policy in May, 1999, and since then the Fund has made quarterly distributions at a rate of 2.00% of the Fund's net assets, except for the periods from August 4, 2009, to April 5, 2010 (during which distributions were suspended) and from April 5, 2010, to November 1, 2010 (during which the Fund made distributions at a rate of l.25% of the Fund's net assets).

The Fund's policy is to declare quarterly distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts of the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions. Additional distributions, if any, made to satisfy requirements of the Internal Revenue Code may be paid in stock, as described above, or in cash.

Share Repurchase Program

In March 2015, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one year period beginning July 11, 2015. Prior to this renewal, in March 2014, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2014. The share repurchase

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the years ended September 30, 2015 and September 30, 2014, the Fund did not repurchase any shares through the repurchase program.

Rights Offering

On June 27, 2014, the Fund issued 6,899,838 common shares in connection with a rights offering of the Fund's shares. Shareholders of record on May 30, 2014 were issued one non-transferable right for each share held on that date. The rights entitled the shareholder to purchase one new common share for every three rights held. These shares were issued at a subscription price of $25.037. Proceeds to the Fund were $172,751,244 before deducting the rights offering costs of $453,759.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of September 30, 2015, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations. At September 30, 2015, the Fund reclassified $7,850,794 from accumulated net realized gain on investment and $7,850,794 to undistributed net investment loss, to adjust for current period book/tax differences.

The tax basis components of distributable earnings and the tax cost as of September 30, 2015 were as follows:

Cost of Investments for tax purposes	$777,320,373
Gross tax unrealized appreciation	$408,334,398
Gross tax unrealized depreciation	($70,143,635)
Net tax unrealized appreciation on investments	$338,190,763
Undistributed long-term capital gains	$95,180,228

The Fund has designated the distributions for its taxable years ended September 30, 2015 and 2014 as follows:

	2015	2014
Ordinary income (includes short-term capital gain)	$22,780,958	$9,931,273
Long-term capital gain	$72,093,708	$53,904,358

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%.

The Adviser contractually agreed to waive a portion of management fees for a one-year period following the completion of the rights offering. During the one-year period ended June 27, 2015, the Adviser waived its fees such that the Fund paid a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.70% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2015, these payments amounted to $95,790 and are included in the other category in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees of the Fund.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

Payment by Affiliates

During the fiscal year ended September 30, 2015, the Advisor fully reimbursed the Fund for $577,009 for losses incurred related to investment restriction violations. The amount of these reimbursements was 0.0005% of the Fund's average net assets.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the year ended September 30, 2015 were as follows:

Issuer	Value on September 30, 2014	Purchases	Sales	Income	Value on September 30, 2015
CardioKinetix, Inc.	$4,548,481	$1,982,283	$361,416		$6,169,346
Dynex Technologies, Inc.	1,554,931	—	—		—	*
EBI Life Sciences, Inc.	18,854	—	—		18,854
Euthymics Biosciences, Inc.	1,582,914	—	—		1,582,914
IlluminOss Medical, Inc.	2,232,357	1,217,643	—		3,593,974
Insightra Medical, Inc.	4,830,000	5,391,358	1,725,000		8,496,358
IntelliPharmaceutics International Inc.	2,787,891	—	2,475,266		—	*
Magellan Diagnostics, Inc.	2,131,188	—	—		—	*
Neurovance, Inc.	2,159,333	1,707,094	—		5,705,132
Palyon Medical Corporation	954,225	257,074	53,822		4,992
PHT Corporation	11,769,706	—	15,046,674		—	*
Veniti, Inc.	5,784,370	1,180,000	—		4,302,680
	$40,354,250	$11,735,452	$19,662,178	$—	$29,874,250

  *  No longer an affiliate as of September 30, 2015

(4)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2015 to value the Fund's net assets. For the year ended September 30, 2015, there were no transfers between Levels 1 and 2. The Fund accounts for transfers between levels at the beginning of the period.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred and Warrants
Biotechnologies/Biopharmaceuticals			$19,717,170	$19,717,170
Medical Devices and Diagnostics			30,648,388	30,648,388
Convertible Notes and Non-Convertible Notes
Medical Devices and Diagnostics			151	151
Pharmaceuticals		$4,768,969	—	4,768,969
Common Stocks and Warrants
Biotechnologies/Biopharmaceuticals	$560,498,257	—	4,838	560,503,095
Drug Delivery	5,343,600	—	3,309,714	8,653,314
Drug Discovery Technologies	56,083,277	—	—	56,083,277
Generic Pharmaceuticals	147,172,740	—	—	147,172,740

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

Assets at Value	Level 1	Level 2	Level 3	Total
Healthcare Services	$71,835,243	—	$471,110	$72,306,353
Medical Devices and Diagnostics	81,091,779	—	145,447	81,237,226
Pharmaceuticals	57,862,412	—	—	57,862,412
Exchange Traded Fund	17,493,041	—	—	17,493,041
Short-term Investment	—	$59,065,000	—	59,065,000
Other Assets	—	—	380,021	380,021
Total	$997,380,349	$63,833,969	$54,676,839	$1,115,891,157

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Level 3 Assets	Balance as of September 30, 2014	Net Realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3	Balance as of September 30, 2015
Convertible Preferred and Warrants
Biotechnologies/ Biopharmaceuticals	$3,761,101	$1,853,616	$14,102,453			$19,717,170
Healthcare Services	11,769,706	3,276,968	—	($15,046,674)		—
Medical Devices and Diagnostics	25,804,838	377,537	8,048,719	(3,582,706)		30,648,388
Convertible and Non-Convertible Notes
Medical Devices and Diagnostics	361,416	(150,896)	204,868	(415,237)		151
Common Stocks and Warrants
Biotechnologies/ Biopharmaceuticals	55,750	(50,914)	2	—		4,838
Drug Delivery	1,245,808	2,063,906	—	—		3,309,714
Drug Discovery Technologies	18	(18)	—	—		—
Healthcare Services	1,166,665	(695,902)	347	—		471,110
Medical Devices and Diagnostics	93,648	(3,530,906)	3,582,705	—		145,447
Other Assets	684,958	—	223,086	(528,023)		380,021
Total	$44,943,908	$3,143,391	$26,162,180	($19,572,640)	$0	$54,676,839
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2015						($3,713,978)

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at 9/30/2015	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$3,459,784	Income approach, Black-Scholes	Discount for lack of marketability	20	%(20%)
	38,421,557	Capital asset pricing model	Discount rate	12.4	%-40% (23.00%)
			Price to sales multiple	1.9-6.2	(3.22)
	12,415,477	Market approach, recent transaction	(1)	N/A
	380,021	Probability adjusted value	Probability of events	10	%-50% (14.79%)
			Timing of events	0.25-2.58 (1.20) years
	$54,676,839

(1)  The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds. There is no quantitative information to provide as these methods of measure are investment specific.

(5)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represented 5% of the Fund's net assets at September 30, 2015.

At September 30, 2015, the Fund had commitments of $1,211,524 relating to additional investments in one private company.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at September 30, 2015. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
Afferent Pharmaceuticals, Inc. Series C Cvt. Pfd	7/1/15	$3,499,998	$2.45	$3,499,998
AlterG, Inc. Series C Cvt. Pfd	4/12/13	2,053,934	0.41	1,379,536
CardioKinetix, Inc.
Series C Cvt. Pfd	5/22/08	2,379,165	14.07	1,606,089
Series D Cvt. Pfd	12/10/10	785,619	3.81	781,071
Series E Cvt. Pfd	9/14/11	1,803,981	2.85	1,799,905
Series F Cvt. Pfd	12/04/14	1,982,283	3.42	1,982,281
Warrants (expiration 12/11/19)	12/10/09, 2/11/10	177	0.00	0
Warrants (expiration 6/03/20)	6/03/10, 9/01/10	177	0.00	0
Warrants (expiration 8/15/24)	8/15/14	181	0.00	0
Celladon Corporation
Warrants (expiration 10/10/18)	10/10/13	145	0.44	4,838
Cercacor Laboratories, Inc. Common	3/31/98	0	0.91	145,232
CytomX Therapeutics, Inc. Series D Cvt. Pfd	6/12/15	2,800,000	0.15	2,800,000

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
Dynex Technologies, Inc.
Series A Cvt. Pfd	1/03/12††	$287,751	$0.50		$1,554,931
Warrants (expiration 4/01/19)	1/03/12††	86	0.00		0
Warrants (expiration 5/06/19)	1/03/12††	7	0.00		0
EBI Life Sciences, Inc. Series A Cvt. Pfd	12/29/11††	19,566	0.01		18,854
Euthymics Biosciences, Inc. Series A Cvt. Pfd	7/14/10 - 5/21/12	3,792,631	0.38		1,582,914
Heron Therapeutics, Inc.
Warrants (expiration 7/01/16)	6/30/11	1,236	14.25		3,277,500
IlluminOss Medical, Inc.
Series C-1 Cvt. Pfd	9/26/12 - 6/13/14	3,453,172	0.40		3,593,974
InnovaCare Health, Inc. Common	12/21/12††	965,291	2.12		471,110
Insightra Medical, Inc.
Series C Cvt. Pfd	4/29/13 - 4/17/14	4,838,251	0.42		4,830,000
Series C-2 Cvt. Pfd	5/25/15	3,666,358	0.42		3,666,358
Warrants (expiration 3/31/25)	7/24/15	0	0.00		0
Warrants (expiration 5/28/25)	5/28/15	0	0.00		0
Warrants (expiration 8/18/25)	8/8/15	0	0.00		0
IntelliPharmaceutics International Inc.
Warrants (expiration 2/01/16)	1/31/11	165	0.07		32,214
Labcyte, Inc.
Series C Cvt. Pfd	7/18/05	1,925,938	0.71		2,615,647
Series D Cvt. Pfd	12/21/12	102,911	0.83		133,372
Magellan Diagnostics, Inc.
Series A Cvt. Pfd	11/28/06 - 10/01/09	1,454,604	0.77		2,397,703
Warrants (expiration 4/01/19)	4/03/09	515	0.00		0
Warrants (expiration 5/06/19)	5/12/09	41	0.00		0
Merus B.V. Class C Cvt. Pfd	8/15/17	2,589,130	7.44		2,610,270
Neurovance, Inc.
Series A Cvt. Pfd	12/29/11††	293,398	5.47		424,647
Series A-1 Cvt. Pfd	10/11/12 - 10/10/13, 3/17/15	3,589,237	5.47		5,280,485
Ovid Therapeutics, Inc. Series B Cvt. Pfd	8/7/15	3,500,002	6.23		3,500,002
Palyon Medical Corporation
Series A Cvt. Pfd	4/28/09	2,978,869	0.00	†	2,944
Series B Cvt. Pfd	6/28/13	1,891,844	0.00	†	1,897
Cvt. Promissory Note	12/16/14	37,422	0.10		37
Cvt. Promissory Note	6/29/15	16,145	0.10		16
Cvt. Promissory Note	11/13/14	53,822	0.10		54
Cvt. Promissory Note	1/22/15	43,658	0.10		44
Warrants (expiration 4/26/19)	4/25/12	0	0.00		0
Targegen Milestone Interest	7/20/10	4,194,994	0.00		0
TherOx, Inc. Inc. Common	9/11/00, 7/8/05	3,582,705	0.00	†	215

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
Tibion Corporation
Series B Cvt. Pfd	2/23/11	$1,302,544	$0.00	$0
Non-Cvt. Promissory Note	7/12/12	343,226	0.00	0
Non-Cvt. Promissory Note	4/12/13	40,598	0.00	0
Warrants (expiration 7/12/17)	7/12/12	0	0.00	0
Warrants (expiration 10/30/17)	10/30/12	0	0.00	0
Warrants (expiration 11/28/17)	11/28/12	0	0.00	0
Veniti, Inc.
Series A Cvt. Pfd	2/28/11	3,269,570	0.61	2,271,462
Series B Cvt. Pfd	5/24/13	1,723,192	0.64	1,205,187
Series C Cvt. Pfd	12/12/14	1,180,019	0.80	826,031
		$66,444,558		$54,296,818

  (#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

  †  Carrying value per unit is greater than $0.00 but less than $0.01

  ††  Interest received as part of a corporate action for a previously owned security.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Tekla Healthcare Investors:

We have audited the accompanying statement of assets and liabilities of Tekla Healthcare Investors (the "Fund"), including the schedule of investments, as of September 30, 2015, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tekla Healthcare Investors as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 20, 2015

TEKLA HEALTHCARE INVESTORS

TRUSTEES

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship Held	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Michael W. Bonney 8/1958	Trustee (since 2011)	Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (2012-2014); President, Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (2003-2012); Director, NPS Pharmaceuticals, Inc. (2012-2015); Chairman of the Board of Trustees, Bates College (since 2010); Board member of the Pharmaceutical Research and Manufacturers of America (PhRMA) (2009-2014).	4
Rakesh K. Jain, Ph.D. 12/1950	Trustee (since 2007)	Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Director, Co-Founder, XTuit Pharmaceuticals, Inc. (since 2011).	4
Oleg M. Pohotsky 3/1947	Trustee (since 2000) Chairman (since 2012)	Consultant and Managing Partner, Right Bank Partners (since 2002); Adviser, Board Advisers, Kaufman & Co. LLC (since 2008); Director, Avangard Investment Holdings (since 2010); Director, The New America High Income Fund, Inc. (since 2013).	4
William S. Reardon, CPA 6/1946	Trustee (since 2010)	Independent Consultant (since 2002); Director, Idera Pharmaceuticals, Inc (since 2002); Director, Synta Pharmaceuticals, Inc. (since 2004).	4

TEKLA HEALTHCARE INVESTORS

TRUSTEES

(continued)

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship Held	Number of Portfolios in Fund Complex Overseen by Trustee
Uwe E. Reinhardt, Ph.D. 9/1937	Trustee (since 1988)	Professor of Economics, Princeton University (since 1968); Director, Boston Scientific Corporation (since 2002); Director, Amerigroup, Inc. (since 2002).	4
Lucinda H. Stebbins, CPA 11/1945	Trustee (Since 2006)	Independent Consultant, Deutsche Bank (2004-2015); Director, Bald Peak Land Company, Inc. (2008-2014), Director, Solstice Home Care, Inc. (since 2014).	4
Interested Trustee:
Daniel R. Omstead, Ph.D.[3] 7/1953	President (Since 2001); Trustee (Since 2003)	President of the Fund, Tekla Life Sciences Investors (HQL) (since 2001), Tekla Healthcare Opportunities Fund (THQ) (since 2014) and Tekla World Healthcare Fund (THW) (Since 2015); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (Since 2002); Director: IlluminOss Medical, Inc. (since 2012); Magellan Diagnostics, Inc. (since 2006); Dynex Corporation (since 2012); Insightra Medical, Inc. (since 2015); Neurovance, Inc. (since 2015); EBI Life Sciences, Inc. (since 2015); Euthymics Biosciences, Inc. (since 2015); Veniti, Inc. (since 2015).	4

1  The Address for each Trustee is: Tekla Healthcare Investors, 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each Trustee currently is serving a three year term.

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

TEKLA HEALTHCARE INVESTORS

OFFICERS

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Daniel R. Omstead, Ph.D. 7/1953	President (Since 2001); Trustee (Since 2003)

President of the Fund and HQL (since 2001), THQ (since 2014) and THW (since 2015); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (Since 2002); Director: IlluminOss Medical, Inc. (since 2012); Magellan Diagnostics, Inc. (since 2006); Dynex Corporation (since 2012); Insightra Medical, Inc. (since 2015); Neurovance, Inc. (since 2015); EBI Life Sciences, Inc. (since 2015); Euthymics Biosciences, Inc. (since 2015); Veniti, Inc. (since 2015).

Laura Woodward, CPA 11/1968	Chief Compliance Officer, Secretary and Treasurer (since 2009)

Chief Compliance Officer, Secretary and Treasurer, the Fund and HQL (since 2009), THQ (since 2014) and THW (Since 2015); Chief Compliance Officer and Vice President of Fund Administration, Tekla Capital Management LLC (Since 2009); Senior Manager, PricewaterhouseCoopers LLP (1990-2009).

1  The Address for each officer is: Tekla Healthcare Investors; 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available without charge, upon request by calling (617) 772-8500 or writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110.

TEKLA HEALTHCARE INVESTORS

ANNUAL MEETING REPORT

An Annual Meeting of Shareholders was held on June 4, 2015. Shareholders voted to elect Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified. The following votes were cast with respect to each of the nominees:

	For	Withheld
Daniel R. Omstead, Ph.D.	31,749,261	373,776
Uwe E. Reinhardt, Ph.D.	31,676,466	446,571

Daniel R. Omstead, Ph.D. and Uwe E. Reinhardt, Ph.D. were elected to serve until the 2018 Annual Meeting.

Trustees serving until the 2016 Annual Meeting are Michael W. Bonney, Oleg M. Pohotsky and William S. Reardon, CPA.

Trustees serving until the 2017 Annual Meeting are Rakesh K. Jain, Ph.D. and Lucinda H. Stebbins, CPA.

Shareholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2015 by the following votes:

For	Against/ Withheld	Abstain
31,599,965	274,274	248,797

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request by calling 1-617-772-8500; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing and distributions and press releases, and maintains links to the Fund's SEC filings.

TEKLA HEALTHCARE INVESTORS

FEDERAL TAX INFORMATION (unaudited)

Certain information for the Fund is required to be provided to shareholders based on the Fund's income and distributions for the taxable year ended December 31, 2015. In February 2016, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends and capital gains and return of capital distributed during the calendar year 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

For corporate shareholders, 14.82% of ordinary income dividends paid by the Fund qualified for the dividends received deduction during the period July 31, 2015 to September 30, 2015.

Under Section 854(b)(2) of the Code, the Fund designated $4,065,006 as qualified dividends for the year ended September 30, 2015.

DISTRIBUTION POLICY

The Fund has a managed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM

In March 2015, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2015.

PORTFOLIO MANAGEMENT

Daniel R.Omstead, Ph.D. (since 2001), Jason C. Akus, M.D./M.B.A., Mark Charest, Ph.D., Christian Richard, M.B.A, M.S., Timothy Gasperoni, Ph.D., M.B.A., Amanda Birdsey-Benson, Ph.D., Alan Kwan, Ph.D., M.S., M.B.A., and William Hite, CFA are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

TEKLA HEALTHCARE INVESTORS

New York Stock Exchange Symbol: HQH
NAV Symbol: XHQHX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky
William S. Reardon, CPA
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

(617) 772-8500

Item 2.  CODE OF ETHICS.

(a)                                 As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)                                 No disclosures are required by this Item.

(c)                                  During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)                                 During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)                                  Not applicable.

(f)                                   A copy of the Registrant’s code is filed as Exhibit 1 to this Form N-CSR.  Copies of the Code will also be made available, free of charge, upon request, by writing or calling Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA  02110, 617-772-8500.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert is Oleg M. Pohotsky.  He is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                 Audit Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $0 for the fiscal year ended September 30, 2015 and $161,250 for the fiscal year ended September 30, 2014.

(b)                                 Audit Related Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)                                  Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,650 for the fiscal year ended September 30, 2015 and $4,650 for the fiscal year ended September 30, 2014.  The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)                                 All Other Fees.  The aggregate fees billed in each of the last two fiscal years ended September 30 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2015 and $5,100 for the fiscal year ended September 30, 2014.

(e)                                  (1)  Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor.  In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.  The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2)   None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All services described in paragraphs (b) through (d) of the NCSR were approved in advance by the Audit Committee of each Fund.

(f)                                   Not applicable.

(g)                                  None.

(h)                                 Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  The members of the Audit Committee are Oleg M. Pohotsky, Uwe E. Reinhardt, Lucinda H. Stebbins and William S. Reardon.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Tekla Capital Management LLC (“TCM”) for voting proxies with respect to portfolio securities held by Tekla Healthcare Investors, Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with TCM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). TCM considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

TCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to TCM’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of TCM, TCM’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy.  The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

TCM’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•                  the name of the issuer;

•                  the exchange ticker symbol, if available;

•                  the CUSIP number, if available;

•                  the shareholder meeting date;

•                  a brief identification of the matter voted on;

•                  whether the matter was proposed by the issuer or a security holder;

•                  whether TCM cast its vote on the matter;

•                  how TCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•                  whether TCM cast its vote for or against management;

TCM’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

TCM’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and TCM’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, TCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. TCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. TCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. TCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of TCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. TCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. TCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. TCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. TCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. TCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards.  TCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. TCM may consider: (i) TCM’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. TCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. TCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. TCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: TCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. TCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. TCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. TCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation. TCM may consider: (i) Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval. TCM will generally support annual advisory votes on executive compensation.

Limitations

TCM may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. TCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, TCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest.  Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel.  Where conflicts of interest arise between clients and TCM, TCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that TCM has a conflict of interest in any instance, TCM’s CCO shall disclose the conflict to the Board and seek voting instructions.

TCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that TCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•                  TCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•                  TCM shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•                  TCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•                  TCM shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•                  TCM shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

TCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. TCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by TCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two years in the offices of TCM.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)      As of December 2, 2015, Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A. Mark G. Charest, Ph.D, Christian M. Richard, M.S/M.B.A, Timothy Gasperoni, Ph.D/M.B.A., Amanda Birdsey-Benson, Ph.D., Alan Kwan, Ph.D/M.B.A. and William R. Hite, CFA are members of a team that analyzes investments on behalf of the Registrant.  Dr. Omstead exercises ultimate decision making authority with respect to investments.  Dr. Omstead also performs other duties including management of the investment adviser and makes investments on behalf of Tekla Life Sciences Investors (“HQL”), Tekla Healthcare Opportunities Fund (“THQ”) and Tekla World Healthcare Fund (THW).  The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D. is President and Chief Executive Officer of the investment adviser and has been employed by the investment adviser of the Registrant since 2000. He is also President of the Registrant, HQL, THQ and THW.

Jason C. Akus, M.D./M.B.A., is Senior Vice President, Research of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the investment adviser of the Registrant in 2001.

Mark G. Charest, Ph.D. is Senior Vice President, Research of TCM. He was previously a Portfolio Manager at New Leaf Venture Partners and was a Kauffman Fellow at Panorama Capital.  He joined TCM in 2015.

Christian M. Richard, M.S./M.B.A is Senior Vice President, Research of TCM. He was previously a Partner/Head of Research for Merlin Biomed Private Equity/Merlin. He joined TCM in 2015.

Timothy Gasperoni, Ph.D./M.B.A. is Senior Vice President, Research of TCM. He was previously a Senior Analyst and Founding Member of Sabby Capital and was a Partner and Senior Analyst at Crosswind Investments, LLC.  He joined TCM in 2015.

Amanda Birdsey-Benson, Ph.D. is Senior Analyst of TCM. She was previously an analyst for R.A. Capital Management.  She joined TCM in 2014.

Alan Kwan, Ph.D./M.B.A.is Senior Analyst of TCM. He was previously a Principal Investigator at GlaxoSmithKline, plc. He joined TCM in 2014.

William R. Hite, CFA is Senior Analyst of TCM. He was previously an Associate Analyst at Columbia Management, an Associate Analyst at Lazard Capital Markets and worked at Leerink Partners.  He joined TCM in 2015.

(a)(2)      The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED
	INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel R. Omstead	3	$1,828 billion	0	0	0	0
Jason C. Akus	3	$1,828 billion	0	0	0	0
Mark G. Charest	3	$1,828 billion	0	0	0	0
Christian M. Richard	3	$1,828 billion	0	0	0	0
Timothy Gasperoni	3	$1,828 billion	0	0	0	0
Amanda Birdsey-Benson	3	$1,828 billion	0	0	0	0
Alan Kwan	3	$1,828 billion	0	0	0	0
William R. Hite	3	$1,828 billion	0	0	0	0

None of the funds or other accounts is subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team.  The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned.  Such investment decisions may occur within a day or two.  In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities.  In addition to managing the Registrant, HQL, THQ and THW, Dr. Omstead is the President of the investment adviser of the Registrant.  Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest.  The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a)(3)      As of September 30, 2015, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation.  The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation.  Discretionary Compensation is in the form of a cash bonus, paid annually, which may be up to 60% of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on factors including investment performance of accounts managed by the team predominantly relative to the NASDAQ Biotechnology Index, the S&P 500 Index and certain private venture capital based performance indices during the Fund’s fiscal year, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a)(4)      As of September 30, 2015, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED

Daniel R. Omstead	over $1,000,000
Jason C. Akus	none
Mark G. Charest	none
Christian M. Richard	none
Timothy Gasperoni	none
Amanda Birdsey-Benson	none
Alan Kwan	none
William R. Hite	none

(b) N/A.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2014 - Oct. 31, 2014)
Month #2 (Nov. 1, 2014 – Nov. 30, 2014)
Month #3 (Dec. 1, 2014 – Dec. 31, 2014)
Month #4 (Jan. 1, 2015 – Jan. 31, 2015)
Month #5 (Feb. 1, 2015 – Feb. 28, 2015)
Month #6 (Mar. 1, 2015 – Mar. 31, 2015)
Month #7 (Apri. 1, 2015 – Apri. 30, 2015)
Month #8 (May 1, 2015 – May 31, 2015)
Month #9 (June 1, 2015 – June 30, 2015)
Month #10 (Jul. 1, 2015 – Jul. 31, 2015)
Month #11 (Aug. 1, 2015 – Aug. 31, 2015)
Month #12 (Sep. 1, 2015 – Sep. 30, 2015)
Total

(1)   In March 2015, the share repurchase program was renewed, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2015.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes, to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR229.407)(as required by Item 22(b)(15) of Schedule 14A (17 CFR240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)             There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a)(2)  Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2 and 3).

(a)(3)  Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 4).

(b)                      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA HEALTHCARE INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	12/2/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	12/2/15

* Print the name and title of each signing officer under his or her signature.